THE LAZARD FUNDS, INC.

Lazard US Small-Mid Cap Equity Portfolio

Supplement to Current Prospectus

The following replaces the first paragraph in "Shareholder Information – General – Eligibility to Purchase R6 Shares":

R6 Shares are currently offered only by Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard International Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard US Corporate Income Portfolio and Lazard Global Dynamic Multi-Asset Portfolio.

Dated: January 8, 2020